SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  June 23, 2004


                            NewPower Holdings, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            1-16157                   52-2208601
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(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)               Identification No.)


93 Cherry Street, New Canaan, CT                                       06480
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 966-2880




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Item 5. Other Events.

         As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

         The Company filed its monthly operating report for the period of April 30 - May 31, 2004 (the "May Monthly Operating Report") with the Bankruptcy Court on June 23, 2004. A copy of the May Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

         THE MAY MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Company cautions readers not to place undue reliance upon the information contained in the May Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the May Monthly Operating Report is complete. The May Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the May Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit No. Description.

     99.1 Monthly Operating Report for the period April 30- May 31, 2004.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 25, 2004


                                         NEWPOWER HOLDINGS, INC.


                                         By:  /s/ M. Patricia Foster
                                              ---------------------------
                                              Name:  M. Patricia Foster
                                              Title: President & Chief
                                                     Executive Officer


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                                 EXHIBIT INDEX

                  The following exhibit is filed herewith:


Exhibit No.                              Description

99.1     Monthly Operating Report for the period April 30 - May 31, 2004.






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